UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2024

KINETIC SEAS INCORPORATED

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-56478 (Commission File Number)	47-1981170 (IRS Employer Identification No.)

2030 Powers Ferry Road SE, Suite 212,

Atlanta, Georgia 30339

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Bellatora, Inc.

(Former name or form address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2024, the Bellatora, Inc. filed an amendment to its Articles of Incorporation with the State of Colorado to change its name to “Kinetic Seas Incorporated.” The amendment was effective on filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Required

(b)	Not Required

(c)	Not Required

(d)	Exhibits

Item No.	Description
Exhibit 3.1	Articles of Amendment to Articles of Incorporation filed January 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kinetic Seas Incorporated

Dated: March 6, 2024	By:	/s/ Ed Honour
	Name:	Ed Honour
	Title:	Chief Executive Officer

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